UNITED STATED
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
UNDER THE SECURITIES ACT OF 1933

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2021

STAR PEAK ENERGY TRANSITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39455	85-1972187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

603 Orrington Avenue, 13th Floor

Evanston, Illinois 60201
(Address of principal executive offices, including zip code)

(847) 905-4500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one-third of one Redeemable Warrant	STPK.U	The New York Stock Exchange
Class A Common Stock, par value 0.0001 per share	STPK	The New York Stock Exchange
Redeemable Warrants	STPK WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on December 3, 2020, Star Peak Energy Transition Corp., a Delaware corporation (“STPK” or the “Company”), entered into an Agreement and Plan of Merger with STPK Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of STPK (“Merger Sub”), and Stem, Inc., a Delaware corporation (“Stem”), pursuant to which Merger Sub will be merged with and into Stem, with Stem surviving as a wholly-owned subsidiary of STPK (the “Merger”). On December 17, 2020, STPK filed a registration statement on Form S-4 (No. 333-251397) in connection with the Merger (the “Proxy Statement”). The Proxy Statement was declared effective by the Securities and Exchange Commission (the “SEC”) on March 29, 2021, and STPK commenced mailing the Proxy Statement on March 30, 2021.

STPK is aware of one complaint that has been filed on behalf of a purported stockholder of the Company relating to the Merger: Sean Smith v. Star Peak Energy Transition Corp., et al., in the Supreme Court of the State of New York, County of New York, No. 650344/2021. The complaint alleges that the Proxy Statement contains materially misleading and incomplete information regarding the Merger. The Company has received a draft complaint raising similar allegations from another purported stockholder of the Company.

While STPK believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to resolve the shareholders’ disclosure claims so as to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Merger, STPK has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, STPK specifically denies all allegations that any additional disclosure was or is required. STPK believes the shareholders’ claims are without merit.

The Supplemental Disclosures will not affect the merger consideration to be paid to STPK’s stockholders in connection with the Merger or the timing of STPK’s virtual special meeting of stockholders scheduled to be held online via live webcast on April 27, 2021 at 11 a.m., Eastern Time, at https://www.cstproxy.com/starpeakcorp/2021 (the “Special Meeting”). The board of directors continues to recommend that you vote “FOR” the proposals being considered at the Special Meeting.

Supplemental Disclosures to Proxy Statement

The following information should be read in conjunction with the Proxy Statement. All page references in the information below are to pages in the Proxy Statement, and capitalized terms used in this Current Report on Form 8-K shall have the meanings set forth in the Proxy Statement, unless otherwise defined herein. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The Proxy Statement is hereby amended as follows:

Adding the following paragraph before the first full paragraph on page 163:

Between August 20, 2020, the date of STPK’s IPO, and September 28, 2020, STPK considered over 89 potential targets, including both privately held companies and assets or divisions owned by publicly traded companies. Of those potential targets, STPK entered into non-disclosure agreements with 11 entities. STPK primarily focused its search on businesses that, in STPK’s view, are best in class within the clean energy industry and the broader energy transition space. STPK prioritized companies that target large addressable markets with long-term growth potential and whose products and technologies have low risk of obsolescence. STPK also focused on companies that could serve as platforms for both organic and acquisitive growth and were led by an experienced management team with a proven track record and complementary capabilities. Throughout this process, STPK leveraged the investing, industry and transaction experience of Sponsor, STPK’s management and the STPK Board to screen, prioritize and diligence potential acquisition candidates. A number of the potential targets that STPK evaluated did not, in STPK’s opinion, meet enough of the criteria it sought in its business combination partner. Following this preliminary evaluation of these 11 companies, STPK determined to focus its resources and efforts in the near-term on Stem, which STPK believed, based on this preliminary evaluation and the experience of its officers and directors, was the most suitable for a business combination.

Adding the following paragraph before the penultimate paragraph on page 165:

Between October 12, 2020 and December 2, 2020, STPK and Stem continued to negotiate the merger agreement and the related ancillary agreements. In the context of negotiating the Investor Rights Agreement, the parties agreed that Adam E. Daley and Michael C. Morgan would remain on the board of directors of New Stem. Each of Adam E. Daley and Michael C. Morgan are current directors of STPK. The remainder of the STPK Board and STPK’s officers will no longer serve as directors or officers, and will not otherwise be employees of New Stem, upon the completion of the merger.

Adding the following paragraph after the first full paragraph on page 166:

In connection with the consummation of the Merger, Goldman Sachs & Co. LLC (“Goldman Sachs”) assisted the management of the Company with certain of its analysis for the investor presentations given to the prospective investors of the PIPE investment. This financial analysis was limited to the trading range of companies comparable to Stem. Additionally, in connection with acting as financial advisor to the Company in connection with the Merger, Goldman Sachs will receive a single, one-time payment for the advisory services it provided to STPK in connection with the Merger. This one-time fee will be paid at the closing of the Merger, and is conditioned upon the successful completion of the Merger; if the Merger does not close, Goldman Sachs will not be entitled to such one-time fee.

Additional Information

This communication is being made in respect of the proposed Merger involving STPK and Stem. The proposed transactions will be submitted to stockholders of STPK for their consideration and approval at a special meeting of stockholders. In connection with the proposed transactions, STPK has filed the Proxy Statement with the SEC, which includes a definitive proxy statement / prospectus / written consent solicitation to be distributed to STPK stockholders in connection with STPK’s solicitation for proxies for the vote by STPK’s stockholders in connection with the proposed transactions and other matters as described in such Proxy Statement, as well as the prospectus relating to the offer of the securities. STPK has mailed a definitive proxy statement / prospectus / written consent solicitation and other relevant documents to its stockholders as of the record date established for voting on the proposed transactions. Investors and security holders of STPK are advised to read the definitive proxy statement / prospectus / written consent solicitation in connection with STPK’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed transactions because the proxy statement / prospectus / written consent solicitation contains important information about the proposed transactions and the parties to the proposed transactions. Stockholders may also obtain copies of the definitive proxy statement / prospectus / written consent solicitation, without charge at the SEC’s website at www.sec.gov or by directing a request to: Star Peak Energy Transition Corp., 1603 Orrington Ave., 13 Floor Evanston, IL 60201.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

STPK and Stem and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of STPK’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of STPK’s stockholders in connection with the Merger is set forth in STPK’s registration statement / proxy statement that has been filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of STPK’s directors and officers in STPK’s filings with the SEC, and such information is also in the Proxy Statement that has been filed with the SEC by STPK, which includes the definitive proxy statement / prospectus / written consent solicitation of STPK for the proposed transaction.

Forward-Looking Statements

Certain statements in this communication may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events of STPK or Stem’s future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “or” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by STPK and its management, and Stem and its management, as the case may be, are inherently uncertain factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement with respect to the business combination; 2) the outcome of any legal proceedings that may be instituted against STPK, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; 3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of STPK, to obtain financing to complete the business combination or to satisfy other conditions to closing; 4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 5) the ability to meet the New York Stock Exchange’s listing standards following the consummation of the business combination; 6) the risk that the business combination disrupts current plans and operations of Stem as a result of the announcement and consummation of the business combination; 7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; 8) costs related to the business combination; 9) changes in applicable laws or regulations; 10) the possibility that Stem or the combined company may be adversely affected by other economic, business and/or competitive factors; 11) Stem’s estimates of its financial performance; 12) the impact of the novel coronavirus disease pandemic and its effect on business and financial conditions; and 13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in STPK’s Annual Report on Form 10-K for the year ended December 31, 2020. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither STPK nor Stem undertakes any duty to update these forward-looking statements, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2021

STAR PEAK ENERGY TRANSITION CORP.

By:	/s/ Eric Scheyer
Name:	Eric Scheyer
Title:	Chief Executive Officer